UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2019

MoneyGram International, Inc.
_________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood Street, 15th Floor Dallas, Texas		75201
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (214) 999-7552

Not applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MGI	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.
On December 3, 2019, the U.S. Tax Court issued an opinion in the previously-disclosed action in which MoneyGram International, Inc. ("MoneyGram") is challenging the disallowance of certain tax deductions that MoneyGram took with respect to the 2007 and 2008 fiscal years. The opinion denied MoneyGram’s Motion for Summary Judgment. MoneyGram disagrees with many of the U.S. Tax Court’s findings and intends to file a Notice of Appeal to the Fifth Circuit Court of Appeals.
If MoneyGram is successful in the litigation, it would be entitled to ordinary loss treatment on its federal tax returns for the amounts in question, which would entitle it to a refund of amounts already paid to the Internal Revenue Service related to this matter.  Neither the Tax Court opinion nor the ultimate outcome of this action will require any additional tax payments to be made to the Internal Revenue Service by MoneyGram as the federal tax amounts at issue were fully paid in 2015. Amounts related to this matter have been fully accrued in previous periods, however, pending the outcome of the appeal, the Company may be required to file amended state returns and make additional cash payments of up to $20 million.

Forward-Looking Statements

This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the company’s projected results of operations, specific factors expected to impact the company’s results of operations, and the expected restructuring and reorganization program results. Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: our ability to compete effectively; our ability to maintain key agent or biller relationships, or a reduction in business or transaction volume from these relationships, including our largest agent, Walmart, whether through the introduction by Walmart of additional competing "white label" branded money transfer products or otherwise; our ability to manage fraud risks from consumers or agents; the ability of us and our agents to comply with U.S. and international laws and regulations; litigation or investigations involving us or our agents; uncertainties relating to compliance with the agreements entered into with the U.S. federal government and the effect of the agreements on our reputation and business; regulations addressing consumer privacy, data use and security; our ability to successfully develop and timely introduce new and enhanced products and services and our investments in new products, services or infrastructure changes; our ability to manage risks associated with our international sales and operations; our offering of money transfer services through agents in regions that are politically volatile; changes in tax laws or an unfavorable outcome with respect to the audit of our tax returns or tax positions, or a failure by us to establish adequate reserves for tax events; our substantial debt service obligations, significant debt covenant requirements and credit ratings; major bank failure or sustained financial market illiquidity, or illiquidity at our clearing, cash management and custodial financial institutions; the ability of us and our agents to maintain adequate banking relationships; a security or privacy breach in systems, networks or databases on which we rely; disruptions to our computer network systems and data centers; weakness in economic conditions, in both the U.S. and global markets; a significant change, material slow down or complete disruption of international migration patterns; the financial health of certain European countries or the secession of a country from the European Union; our ability to manage credit risks from our agents and official check financial institution customers; our ability to adequately protect our brand and intellectual property rights and to avoid infringing on the rights of others; our ability to attract and retain key employees; our ability to manage risks related to the operation of retail locations and the acquisition or start-up of businesses; any restructuring actions and cost reduction initiatives that we undertake may not deliver the expected results and these actions may adversely affect our business; our ability to maintain effective internal controls; our capital structure and the special voting rights provided to designees of Thomas H. Lee Partners, L.P. on our Board of Directors; and uncertainties described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's public reports filed with the Securities and Exchange Commission (the “SEC”), including the Company's annual report on Form 10-K for the year ended December 31, 2018 and the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2019.
Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s web site at ir.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ Robert L.Villaseñor
Name:	Robert L.Villaseñor
Title:	General Counsel and Corporate Secretary (Interim)
Date:    December 9, 2019

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